EXHIBIT 10.20


                           AMENDED SERVICES AGREEMENT
                           --------------------------



                                    Between:
                                    --------



                          GENEMAX PHARMACEUTICALS INC.
                          ----------------------------




                                      And:
                                      ----



                        ALAN LINDSAY AND ASSOCIATES, LTD.
                        ---------------------------------




                          GeneMax Pharmaceuticals Inc.
                          ----------------------------
                         Suite 400, 1681 Chestnet Street
                          Vancouver, British Columbia
                                     V6J 4M6


                                  -------------

                           AMENDED SERVICES AGREEMENT
                           ==========================

          THIS AMENDED SERVICES AGREEMENT is made and dated for reference as at the 31st day of May, 2002.

BETWEEN:
--------

          GENEMAX PHARMACEUTICALS INC., a company incorporated under the laws of the State of Delaware, U.S.A. and having a business office and an address for notice and delivery located at Suite 400, 1681 Chestnut Street, Vancouver, British Columbia, V61 4M6

          (the " Company");                                    OF THE FIRST PART
                                                               -----------------
AND:
----

          ALAN LINDSAY AND ASSOCIATES LTD., a company incorporated under the laws of tine Province of British Columbia and having a business office and an address for notice and delivery located at Suite 101, 1525 Bellevue Avenue, West Vancouver, British Columbia, V7V lA6

          (the "Consultant");
                                                              OF THE SECOND PART
                                                              ------------------

          (the Company and the Consultant being hereinafter singularly also referred to as a "Party" and collectively referred to as the "Parties" as the context so requires).

          WHEREAS:
          --------

A. The Company is a non-reporting company duly incorporated under the laws of the State of Delaware, U.S.A.;

B. The Consultant is a non-reporting company, duly incorporated under the laws of the Province of British Columbia, and is owned and controlled by Mr. Alan P. Lindsay (" Mr. Lindsay"), a current Director of the Company, who, together with the Consultant, specializes in providing various corporate finance services to reporting companies and their principals;

            -Amended Service Agreement-Allan Lindsay and Associates-

                        -Genemax Pharmaceuticals, Inc.-

C. In accordance with the terms and conditions of a certain existing "Development Services Agreement" in this matter, dated for reference effective as at February 1, 2000 (the "Original Agreement"), as entered into between the Company and the Consultant, the Company therein retained the Consultant to provide certain development and .financial services to the Company;

D. Dr. William A. Jefferies ("Dr. Jefferies") has been engaged in research during the course of which the Dr. Jefferies and Dr. Jefferies' research group, working in and on behalf of the Biotechnology Laboratory at the University of the Province of British Columbia (the "University"), has been instrumental in the invention and development of certain technology relating to "Methods of Enhancing Expression of MHC-Class I Molecules Bearing Endogenous Peptides" and "Methods of Identifying MHC-Class I Restricted Antigens Endogenously Processed by a Cellular Secretory Pathway" (collectively, the "Technology");

E. In accordance with the terms and conditions of a certain " Option Agreement" (the" Option Agreement"), as entered into between the Company and the University, the University has therein, and in part, provided the Company with an option (herein and therein the "Option") to obtain the exclusive, world-wide license to utilize and sub-license the Technology and to manufacture, distribute and sell all products based on the Technology and din accordance with the terms and conditions of a certain form of proposed "License Agreement" (the "License Agreement") which is attached as Appendix "B" to the Option Agreement (collectively, the "License");

F. In conjunction with the Option Agreement and the proposed .License Agreement (collectively, the " Underlying Agreements") the Company is hereby desirous of formally retaining the Consultant, and through the Consultant Mr. Lindsay, and the Consultant is hereby desirous of accepting such position in order to provide such corporate finance services (collectively, the "Services") as may be necessary and determined by the Company, from to time and in its sole and absolute discretion, to both develop and finance the development of the Technology and the License in conjunction with each of the Underlying Agreements (collectively, the "Business") during the initial term anal during the continuance of this agreement (the "Agreement");

G. Since the introduction of the Parties hereto the Parties hereby acknowledge and agree that there have been various discussions, negotiations, understandings and agreements between them relating to the terms and conditions of the proposed Services and, correspondingly, that it is their intention by the terms and conditions of this Agreement to hereby replace, in their entirety, the Original Agreement and all such prior discussions, negotiations, understandings and agreements with respect to the proposed Services; and

H. The Parties hereto haze agreed to enter into this Agreement which initially replaces, in its entirety, the Original Agreement, together with all such prior discussions, negotiations, understandings and agreements, and, furthermore, which necessarily clarifies their respective duties and obligations with respect to the within Services to be provided hereunder, all in accordance with the terms and conditions of this Agreement;

            -Amended Service Agreement-Allan Lindsay and Associates-

                        -Genemax Pharmaceuticals, Inc.-

          NOW THEREFORE THIS AGREEMENT WITNESSETH that, in consideration of the mutual covenants and provisos herein contained, THE PARTIES HERETO AGREE AS
FOLLOWS:

                                    Article 1
                                    ---------
                                 INTERPRETATION
                                 --------------

1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following words and phrases shall have the following meanings:

     (a) "Agreement" means this Amended Services Agreement as from time to time supplemented or amended by one or more agreements entered into pursuant to the applicable provisions hereof;

     (b) "Arbitration Act" means the Commercial Arbitration Act (British Columbia), R.S.B.C. 1996, as amended, as set forth in Article "9" hereinbelow;

     (c) "Board of Directors" means the Board of Directors of the Company as duly constituted from time to time;

     (d)  "Business" has the meaning ascribed to it in recital "F." hereinabove;

     (e) "business day" means any day during which Canadian Chartered Banks are open for business in the City of Vancouver, Province of British Columbia;

     (f) "Company" means GeneMax Pharmaceuticals Inc., a company incorporated under the laws of the State of Delaware, U.S.A., or any successor company, however formed, whether as a result of merger, amalgamation or other action;

     (g) "Consultant" means Alan Lindsay and Associates Ltd., or any successor company or entity, however formed, whether as a result of merger, amalgamation or other action, together with any nominee or nominees of the Consultant as may be determined by the Consultant from time to time and in the Consultant's sole and absolute discretion;

            -Amended Service Agreement-Allan Lindsay and Associates-

                        -Genemax Pharmaceuticals, Inc.-

     (h) "Effective Date" has the meaning ascribed to it in each of section "3.2" and "3.3" hereinbelow, respectively;

     (i) "Effective Termination Date" has the meaning ascribed to it in section "3.2" hereinbelow;

     (j) "Expenses" has the meaning ascribed to it in section " 4.2" hereinbelow;

     (k)  "Fee" has the meaning ascribed to it in section "4.1" hereinbelow;

     (1) "Indemnified Party" has the meaning ascribed to it in section "7.1" hereinbelow;

     (m)  "Mr. Lindsay" means Mr. Alan P. Lindsay;

     (n) "Notice of Termination" has the meaning ascribed to it in section "3.2" hereinbelow;

     (o) "Original Agreement" has the meaning ascribed to it in recital "C." hereinabove;

     (p) "Party" or "Parties" means the Company and/or the Consultant hereto, as the context so requires, together with their respective successors and permitted assigns as the context so requires;

     (q) "Regulatory Approval" means the acceptance for filing, if required, of the transactions contemplated by this Agreement by the Regulatory Authorities;

     (r) "Regulatory Authority" and "Regulatory Authorities" means, either singularly or collectively as the context so requires, such regulatory agencies who have jurisdiction over the affairs of the Company and/or the Consultant and all regulatory authorities from whom any such authorization, approval or other action is required to be obtained or to be made in connection with the transactions contemplated by this Agreement;

     (s) "Services" has the meaning ascribed to it in section "2.2" hereinbelow;

            -Amended Service Agreement-Allan Lindsay and Associates-

                        -Genemax Pharmaceuticals, Inc.-

     (t) "subsidiary" means any company or companies of which more than 50% of the outstanding shares carrying votes at all times (provided that the ownership of such shares confers the right at all times to elect at least a majority of the directors of such company or companies) are for the time being owned by or held for that company and/or any other company in like relation to that company and includes any company in like relation to the subsidiary;

     (u) "Technology" has the meaning ascribed to it in recital "D." hereinabove; and

     (v) " Underlying Agreements" has the meaning ascribed to it in recital "F." hereinabove.

1.2 Interpretation. For the purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the words "herein", "hereof" and "hereunder." and other words of similar import refer to this Agreement as a whole and not to any particular Article, section or other subdivision of this Agreement;

     (b) the headings are for convenience only and do not form a part of this Agreement nor are they intended to interpret, define or limit the scope or extent of this or any provision of this Agreement;

     (c) any reference to an entity shall include and shall be deemed to be a reference to any entity that is a permitted successor to such entity; and

     (d) words in the singular include the plural and words in the masculine gender include the feminine and neuter genders, and vice versa.

                                    Article 2
                                    ---------
          ORIGINAL AGREEMENT AND SERVICES AND DUTIES OF THE CONSULTANT
          ------------------------------------------------------------

2.1 Replaces Original Agreement. This Agreement constitutes the entire agreement to date between the Parties hereto and replaces, in its entirety, the Original Agreement, together with every previous agreement, discussion, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the parties with respect to the subject matter of the Original Agreement.

            -Amended Service Agreement-Allan Lindsay and Associates-

                        -Genemax Pharmaceuticals, Inc.-

2.2 Services. During the continuance of this Agreement the Consultant, and through the Consultant Mr. Lindsay, will provide the Company with such general corporate finance consulting services as may be determined and required, from time to time, by the Board of Directors of the Company, in the Board of Directors' sole and absolute discretion, in connection with and in order to develop the various Business interests of the Company and all of its subsidiaries as the context may require (collectively, the "Services"), and in this regard it is hereby expressly acknowledged and agreed by the Parties hereto that the Consultant, and through the Consultant Mr. Lindsay, shall commit and provide the Services on a reasonably prioritized basis during the continuance of this Agreement for which the Company, as more particularly set forth hereinbelow, hereby agrees to provide the Consultant with the Fee and the Expense payment reimbursements (each as hereinafter determined) in accordance with Article "4" hereinbelow.

2.3 Duties respecting the Services. The Consultant hereby acknowledges and agrees that the Consultant, and through the Consultant Mr. Lindsay, will, during the continuance of this Agreement, devote such of the Consultant's and Mr. Lindsay's time to the Services of the Company as may be determined arid required, from time to time, by the Board of Directors of the Company, in the Board of Directors' sole and absolute discretion, for the performance of said Services faithfully, diligently, to the best of the Consultant's and Mr. Lindsay's abilities and in the best interests of the Company.

2.4 Adherence to rules and policies. The Consultant hereby acknowledges and agrees to abide by the reasonable rules, regulations, instructions, personnel practices and policies of the Company and any changes therein which may be adopted from time to time by the same as such rules, regulations, instructions, personnel practices and policies may be reasonably applied to the Consultant.

                                    Article 3
                                    ---------
                          EFFECTIVENESS AND TERMINATION
                          -----------------------------

3.1 Effective Date of the Agreement. This Agreement commences effective on June 1, 2002 (the "Effective Date") subject at all tunes to the Company's prior receipt, if required, of Regulatory Approval from each of the Regulatory Authorities to the terms and conditions of and the transactions contemplated by this Agreement.

3.2 Termination without cause by any Party. Notwithstanding any other provision of this Agreement, this Agreement may be terminated by any of the Parties hereto at any time after the Effective Date and during the continuance of this Agreement upon such Party's delivery to the other Party hereto of prior written notice of its intention to do so (the "Notice of Termination") at least 30 calendar days prior to the effective date of any such termination (the "Effective Termination Date"). In any such event the Consultant's ongoing obligation to provide the Services will continue only until the Effective Termination Date and the Company shall continue to pay to the Consultant all of the amounts otherwise payable to the Consultant under Article "4" hereinbelow until the Effective Termination Date.

            -Amended Service Agreement-Allan Lindsay and Associates-

                        -Genemax Pharmaceuticals, Inc.-

3.3 Termination for cause by any Party. Notwithstanding any other provision of this Agreement, this Agreement may be terminated by any of the Parties hereto at any time upon written notice to the other Party of such Party's intention to do so at least 10 calendar days prior to the effective date of any such termination (herein also the "Effective Termination Date"), and damages sought, if:

     (a) the other Party fails to cure a material breach of any provision of this Agreement within 10 calendar days froth its receipt of written notice from said Party (unless such material breach cannot be reasonably cured within said 10 calendar days and the other Party is actively pursuing to cure said material breach);

     (b) the other Party is willfully non-compliant in the performance of its respective duties under this Agreement within 10 calendar days from its receipt of written notice from said Party (unless such willful non-compliance cannot be reasonably corrected within said 10 calendar days and the other Party is actively pursuing to cure said willful non-compliance);

     (c) the other Party commits fraud or serious neglect or misconduct in the discharge of its respective duties hereunder or under the law; or

     (d) the other Party becomes adjudged bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy, and where any such involuntary petition is not dismissed within 10 calendar days.

3.4 Effect of Termination. Terms of this Agreement relating to accounting, payments, confidentiality, accountability for damages or claims and all other matters. reasonably extending beyond the terms of this Agreement and to the benefit of the Parties hereto or for the protection of the Business interests of the Company shall survive the termination of this Agreement, and any matter of interpretation thereto shall be given a wide latitude in this regard. In addition, and without limiting the foregoing, each of sections "3.2" and "3.3" hereinabove shall survive the termination of this Agreement.

                                    ARTICLE 4
                                    ---------
                     SERVICES COMPENSATION OF THE CONSULTANT
                     ---------------------------------------

4.1 Fee. It is understood hereby that the Consultant shall render the Services as defined hereinabove during the continuance of this Agreement and shall thus be compensated on a monthly basis by the Company from the Effective Date of this Agreement to the termination of the same by way of the payment by the Company to the Consultant, or to the further order or direction of the Consultant as the Consultant may determine, in the Consultant's sole and absolute discretion, and

            -Amended Service Agreement-Allan Lindsay and Associates-

                        -Genemax Pharmaceuticals, Inc.-
advise the Company of prior to such payment, of a monthly fee of U.S. $2,500.00 (the "Fee"); with such Fee being due and payable by the Company to the Consultant, in the Consultant's sole and absolute discretion, in either United States or Canadian dollars and with a pre-determined exchange rate of U.S. $1.00 equaling Cdn. $1.45; and with such Fee also being due and payable by the Company to the Consultant, or to the further order or direction of the Consultant as the Consultant nay determine, in the Consultant's sole and absolute discretion, and advise the Company of prior to such payment, on the first business day of the month following the then monthly period of service during the continuance of this Agreement.

4.2 Reimbursement of Expenses. It is also understood hereby that the Consultant shall also be reimbursed for all pre-approved direct reasonable expenses actually and properly incurred by the Consultant for the benefit of the Company (collectively, the "Expenses"), which Expenses have first been approved by the Board of Directors of the Company, and which Expenses, it is hereby acknowledged and agreed, shall be payable by the Company to the order, direction and account of the Consultant as the Consultant may designate in writing, from time to time, in the Consultant's sole and absolute discretion, as soon as conveniently possible after the prior delivery by the Consultant of written substantiation on account of each such reimbursable Expense.

                                    Article 5
                                    ---------
                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                    -----------------------------------------

5.1 Representations. warranties and covenants by the Consultant. In order to induce the Company to enter into and consummate this Agreement, the Consultant hereby represents to, warrants to and covenants with the Company, with the intent that the Company will rely thereon in entering into this Agreement and in concluding the transactions contemplated herein, that, to the best of the knowledge, information and belief of the Consultant, after having made due inquiry:

     (a) the Consultant is a company duly incorporated under the laws of its incorporating jurisdiction and is validly existing and in good standing with respect to all statutory filings required by applicable corporate laws;

     (b) the Consultant will promptly disclose to the Company in writing any and all material facts and circumstances which may affect the Consultant's ability to perform its Services and duties under this Agreement;

     (c) the Consultant will cooperate in a prompt and professional manner with the Company and its authorized agents in the performance of its Services and duties under this Agreement; and

            -Amended Service Agreement-Allan Lindsay and Associates-

                        -Genemax Pharmaceuticals, Inc.-

     (d) the Consultant will abide by all applicable securities laws in conjunction with the execution of its obligations under this Agreement.

5.2 Representations, warranties and covenants by the Company. In order to induce the Consultant to enter into and consummate this Agreement, the Company hereby represents to, warrants to and covenants with the Consultant, with the intent that the Consultant will rely thereon in entering into this Agreement and in concluding the transactions contemplated herein, that, to the best of the knowledge, information and belief of the Company, after having made due inquiry:

     (a) the Company is a company duly incorporated under the laws of the State of Delaware, U.S.A., and is validly existing and in good standing with respect to all statutory filings required by applicable corporate laws;

     (b) the Company will, if requested, and in so far as such information may be available to the Company, provide the Consultant with such Business and other material information respecting the Company as may be necessary in order to complete the Services required under this Agreement;

     (c) the Company will promptly notify the Consultant of any material changes in the status or nature of its Business, of any pending litigation or of any other material developments which may require further analysis by the Consultant in the performance of its Services hereunder;

     (d) all information which is provided by the Company to the Consultant during the continuance of this Agreement will be provided in a timely manner and, to the best of the knowledge, information and belief of the Company, after having made due inquiry, will be accurate and complete in every material respect; and

     (e) the Company will cooperate in a prompt and professional manner with the Consultant and its authorized agents during the performance of the Consultant's Services and duties under this Agreement.

5.3 Continuity of the representations, warranties and covenants. The representations, warranties and covenants of each Party contained in this Article, or in any certificates or documents delivered pursuant to the provisions of this Agreement or in connection with the transactions contemplated hereby, will be true at arid as of the termination of this Agreement as though such representations, warranties and covenants were made at and as of any such time. Notwithstanding any investigations or inquiries made by any Party hereto or by such Party's professional advisors prior to the termination of this Agreement, or the waiver of any condition by any Party, the representations, warranties and covenants of each Party contained in this Article shall survive the termination of this Agreement and shall continue in full force and effect for a period of three months therefrom. In the event that any of the said

            -Amended Service Agreement-Allan Lindsay and Associates-

                        -Genemax Pharmaceuticals, Inc.-

                                      -l0-


representations, warranties or covenants are found by a Court of competent jurisdiction to be incorrect and such incorrectness results in any loss or damage sustained directly or indirectly by any Party hereto, then the determined Party, as the case may be, will, in accordance with the provisions of Article "8" hereinbelow, pay the amount of such loss or damage to the wronged Party within 30 calendar days of receiving notice of judgment therefore; provided that the wronged Party will not be entitled to make any claim unless the loss or damage suffered may exceed the amount of U.S. $1,000.

                                    Article 6
                                    ---------
                    ADDITIONAL OBLIGATIONS OF THE CONSULTANT
                    ----------------------------------------

6.1 Reporting by the Consultant. At least once in every week, or so often as may be required by the Company, the Consultant will provide the Board of Directors of the Company with such information concerning the results of the Consultant's Services and activities hereunder for the previous month as the Board of Directors may reasonably require. In addition, it is hereby further acknowledged and reaffirmed that any written information or materials provided by the Consultant to any person or company hereunder will be subject to the prior review, approval and direction of the Board of Directors.

6.2 Confidentiality by the Consultant. The Consultant will not, except as authorized or required by the Consultant's duties hereunder, reveal or divulge to any person or companies any information concerning the organization, business, finances, transactions or other affairs of the Company, or of any of its subsidiaries, which may come to the Consultant's knowledge during the continuance of this Agreement, and the Consultant will keep in complete secrecy all confidential information entrusted to the Consultant and will not use or attempt to use any such information in any manner which may injure or cause loss either directly or indirectly to the Company's various Business interests. This restriction will continue to apply after the termination of this Agreement without limit in point of tune but will cease to apply to information or knowledge which may come into the public domain.

6.3 Compliance with applicable laws by the Consultant. The Consultant will comply with all Canadian, U.S. and foreign laws, whether federal, provincial or state, applicable to the Consultant's duties hereunder and, in addition, hereby represents and warrants that any information which the Consultant may provide to any person or company hereunder will, to the best of the Consultant's knowledge, information and belief, be accurate and complete in all material respects and not misleading, and will not omit to state any fact or information which would be material to such person or company.

6.4 Opinions, reports and advice of the Consultant. The Consultant acknowledges and agrees that all written and oral opinions, reports, advice and materials provided by the Consultant to the Company in connection with the Consultant's engagement hereunder are intended solely for the Company's benefit and for the Company's use only, and that any such written and oral opinions, reports, advice and information are the exclusive property of the Company. In this regard

            -Amended Service Agreement-Allan Lindsay and Associates-

                        -Genemax Pharmaceuticals, Inc.-
the Consultant covenants and agrees that the Company may utilize any such opinion, report, advice and materials for any other purpose whatsoever and, furthermore, may reproduce, disseminate, quote from and refer to, in whole or in part, at any time and in any manner, any such opinion, report, advice and materials in the Company's sole and absolute discretion. The Consultant further covenants and agrees that no public references to the Consultant or disclosure of the Consultant's role in respect of the Company be made by the Consultant without the prior written consent of the Company in each specific instance and, furthermore, that any such written opinions, reports, advice or materials shall, unless otherwise required by the Company, be provided by the Consultant to the Company in a form and with such substance as would be acceptable for filing with and approval by any Regulatory Authority having jurisdiction over the affairs of the Company from time to time.

6.5 Consultant's business conduct. The Consultant warrants that it shall conduct its Services and other related activities in a manner which is lawful and reputable and which brings good repute to the Company, the Consultant and the Company's Various Business interests. In this regard the Consultant warrants to provide all Services in a sound and professional manner such that the same meets superior standards of performance duality within the standards of the industry or as set by the specifications of the Company. In the event that the Company has a reasonable concern that the Services as conducted by the Consultant, or the conduct of any individual thereof, is being conducted in. a way contrary to law or is reasonably likely to bring disrepute to the Business interests or to the Company's or the Consultant's reputation, the Company may require that the Consultant make such alterations in its conduct, personnel or structure, whether of management, employee, consultant or sub-licensee representation, as the Company may reasonably require, in its sole and absolute discretion, failing which the Company, in its sole and absolute discretion, may terminate this Agreement upon 10 calendar days' prior written notice to the Consultant. In the event of any debate or dispute as to the reasonableness of the Company's request or requirements, the judgment of the Company shall be deemed correct until such time as the matter has been determined by arbitration in accordance with Article "9" hereinbelow.

6.6 Right of ownership to the Technology and related Property. The Consultant hereby acknowledges and agrees that any and all Technology and Business interests, together with any products or improvements derived therefrom and any trade marks or trade names used in connection with the same (collectively, the "Property"), are wholly owned and controlled by the Company subject to the terms and conditions of the Underlying Agreements. Correspondingly, neither this Agreement, nor the operation of the research and development and the distribution and marketing; Business contemplated by this Agreement and the Underlying Agreements, confers or shall be deemed to confer upon the Consultant any interest whatsoever in and to any of the Property. In this regard tire Consultant hereby further covenants and agrees not to, during the continuance of this Agreement, contest the title to any of the Company's Property interests, in any way dispute or impugn the validity of the Company's Property interests or take any action to the detriment of the Company's Business and other interests therein. The Consultant acknowledges that, by reason of the unique nature of the Property interests, and by reason of the Consultant's knowledge of and association with the Property interests during the continuance of this Agreement, the aforesaid covenant, both during the term of this Agreement and

            -Amended Service Agreement-Allan Lindsay and Associates-

                        -Genemax Pharmaceuticals, Inc.-
thereafter, is reasonable and commensurate for the protection of the legitimate Business interests of the Company. As a final note, the Consultant hereby further covenants and agrees to immediately notify the Company of any infringement of or challenge to the any of the Company's Property interests as soon as the Consultant becomes aware of the infringement or challenge.

                                    Article 7
                                    ---------
                      INDEMNIFICATION AND LEGAL PROCEEDINGS
                      -------------------------------------

7.1 Indemnification. The Parties hereto agree to indemnify and save harmless the other Party hereto, including its respective affiliates and their respective directors, officers, employees and agents (each such party being an "Indemnified Party") harmless from and against any and all losses, claims, actions, suits, proceedings, damages, liabilities or expenses of whatever nature or kind, including any investigation expenses incurred by any Indemnified Party, to which an Indemnified Party may become subject by reason of the terms and conditions of this Agreement.

7.2 No indemnification. This indemnity will not apply in respect of an Indemnified Party in the event and to the extent that a court of competent jurisdiction in a final judgment shall determine that the Indemnified Party was grossly negligent or guilty of willful misconduct.

7.3 Claim of indemnification. The Parties hereto agree to waive any right they might have of first requiring the Indemnified Party to proceed against or enforce any other right, power, remedy, security or claim payment from any other person before claiming this indemnity.

7.4 Notice of claim. In case any action is brought against an Indemnified Party in respect of which indemnity may be sought against any of the Parties hereto, the Indemnified Party will give the relevant Party hereto prompt written; notice of any such action of which the indemnified Party has knowledge and such Party will undertake the investigation and defense thereof on behalf of the Indemnified Party, including the prompt Consulting of counsel acceptable to the Indemnified Party affected and the payment of all expenses. Failure by the Indemnified Party to so notify shall not relieve any Party hereto of such Party's obligation of indemnification hereunder unless (and only to the extent that) such failure results in a forfeiture by any Party hereto of substantive rights or defenses.

7.5 Settlement. No admission of liability and zoo settlement of any action shall be made without the consent of each of the Parties hereto and the consent of the Indemnified Party affected, such consent not to be unreasonable withheld.

7.6 Legal proceedings. Notwithstanding that the relevant Party hereto will undertake the investigation and defense of any action, an Indemnified Party will have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel will be at the expense of the Indemnified Party unless:

            -Amended Service Agreement-Allan Lindsay and Associates-

                        -Genemax Pharmaceuticals, Inc.-

     (a)  such counsel has been authorized by the relevant Party hereto;

     (b) the relevant Party hereto has not assumed the defense of the action within a reasonable period of time after receiving notice of the action;

     (c) the named parties to any such action include that any Party hereto and the Indemnified Party shall have been advised by counsel that there may be a conflict of interest between any Party hereto and the Indemnified Party; or

     (d) there are one or more legal defenses available to the Indemnified Party which are different from or in addition to those available to any Party hereto.

7.7 Contribution. If for any reason other than the gross negligence or bad faith of the Indemnified Party being the primary cause of the loss claim, damage, liability, cost or expense, the foregoing indemnification is unavailable to the Indemnified Party or insufficient to hold them harmless, the relevant Party hereto shall contribute to the amount paid or payable by the Indemnified Party as a result of any and all such losses, claim, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by any Party hereto on the one hand and the Indemnified Party on the other, but also the relative fault of the Parties arid other equitable considerations which may be relevant. Notwithstanding the foregoing, the relevant Party hereto shall in any event contribute to the amount paid or payable by the Indemnified Party, as a result of the loss, claim, damage, liability, cost or expense (other than a loss, claim, damage, liability, cost or expenses, the primary cause of which is the gross negligence or bad faith of the Indemnified Party), any excess of such amount over the amount of the fees actually received by the Indemnified Party hereunder.

                                    Article 8
                                    ---------
                                  FORCE MAJEURE
                                  -------------

8.1 Events. If either Party hereto is at any time either during this Agreement or thereafter prevented or delayed in complying with any provisions of this Agreement by reason of strikes, walk-outs, labour shortages, power shortages, fires, wars, acts of God, earthquakes, storms, floods, explosions, accidents, protests or demonstrations by environmental lobbyists or native rights groups, delays in transportation, breakdown of machinery, inability to obtain necessary materials in the open market, unavailability of equipment, governmental regulations restricting normal operations, shipping delays or any other reason or reasons beyond the control of that Party, then the time limited for the

            -Amended Service Agreement-Allan Lindsay and Associates-

                        -Genemax Pharmaceuticals, Inc.-
performance by that Party of its respective obligations hereunder shall be extended by a period of time equal in length to the period of each such prevention or delay.

8.2 Notice. A Party shall within three calendar days give notice to the other Party of each event of force majeure under section "8.1" hereinabove, and upon cessation of such event shall furnish the other Party with notice of that event together with particulars of the number of days by which the obligations of that Party hereunder have been extended by virtue of such event of force majeure and all preceding events of force majeure.

                                    Article 9
                                    ---------
                                   ARBITRATION
                                   -----------

9.1 Matters for arbitration. The Parties agree that all questions or matters in dispute with respect to this Agreement shall be submitted to arbitration pursuant to the terms hereof.

9.2 Notice. It shall be a condition precedent to the right of any Party to submit any matter to arbitration pursuant to the provisions hereof; that any Party intending to refer any matter to arbitration shall have given not less than five business days' prior written notice of its intention to do so to the other Party together with particulars of the matter in dispute. On the expiration of such five business days the Party who gave such notice may proceed to refer the dispute to arbitration as provided for in section " 9.3" hereinbelow.

9.3 Appointments. The Party desiring arbitration shall appoint one arbitrator, and shall notify the other Party of such appointment, and the other Party shall, within five business days after receiving such notice, appoint an arbitrator, and the two arbitrators so named, before proceeding to act, shall, within five business days of the appointment of the last appointed arbitrator, unanimously agree on the appointment of a third arbitrator, to act with them and be chairman of the arbitration herein provided for. If the other Party shall fail to appoint an arbitrator within five business days after receiving notice of the appointment of the first arbitrator, and if the two arbitrators appointed by the Parties shall be unable to agree on the appointment of the chairman, the chairman shall be appointed in accordance with the Arbitration Act. Except as specifically otherwise provided in this section, the arbitration herein provided for shall be conducted in accordance with such Arbitration Act. The chairman, or in the case where only one arbitrator is appointed, the single arbitrator, shall fix a time and place for the purpose of hearing the evidence and representations of the Parties, and he shall preside over the arbitration and determine all questions of procedure not provided for by the Arbitration Act or this section. After hearing any evidence and representations that the Parties may submit, the single arbitrator, or the arbitrators, as the case may be, shall make an award and reduce the same to writing, and deliver one copy thereof to each of the Parties. The expense of the arbitration shall be paid as specified in the award.

            -Amended Service Agreement-Allan Lindsay and Associates-

                        -Genemax Pharmaceuticals, Inc.-

9.4 Award. The Parties agree that the award of a majority of the arbitrators, or in the case of a single arbitrator, of such arbitrator, shall be final and binding upon each of them.

                                   Article 10
                                   ----------
                               GENERAL PROVISIONS
                               ------------------

10.1 Entire agreement. This Agreement constitutes the entire agreement to date between the Parties hereto and supersedes every previous agreement, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the Parties with respect to the subject matter of this Agreement and including, without limitation, the entire Original Agreement itself.

10.2 No assignment. This Agreement may not be assigned by either Party except with the prior written consent of the other Party.

10.3 Notice. Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be sent by prepaid registered mail deposited in a recognized post office and addressed to the Party entitled to receive the same, or delivered to such Party, at the address for such. Party specified on the front page of this Agreement. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the third day after the same shall have been so mailed, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee. Either Party may at any tune and from time to time notify the other Party in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

10.4 Time of the essence. Time will be of the essence of this, Agreement.

10.5 Enurement. This Agreement will enure to the benefit of and will be binding upon the Parties hereto and their respective heirs, executors, administrators and assigns.

10.6 Currency. Unless otherwise stipulated, all payments required to be made pursuant to the provisions of this Agreement and all money amount references contained herein are in lawful currency of the United States of America.

10.7 Regulatory Authorities. This Agreement is subject to the prior Regulatory Approval, if required, of each of the Regulatory Authorities.

            -Amended Service Agreement-Allan Lindsay and Associates-

                        -Genemax Pharmaceuticals, Inc.-

10.8 Further assurances. The Parties will from tune to three after the execution of this Agreement make, do, execute or cause or permit to be made, done or executed, all such further and other acts, deeds, things, devices and assurances in law whatsoever as may be required to carry out the true intention and to give full force and effect to this Agreement.

10.9 Representation and costs. It is hereby acknowledged by each of the Parties hereto that, as between the Company and the Consultant herein, Devlin Jensen acts solely for the Company, and that the Consultant has been advised by both Devlin Jensen and the Company to obtain independent legal advice with respect to the Consultant's review and execution of this Agreement. In addition, it is hereby further acknowledged and agreed by the Parties hereto that each Party to this Agreement will bear and pay its own costs, legal and otherwise, in connection with its respective preparation, review and execution of this Agreement and, in particular, that the costs involved in the preparation of this Agreement, and all documentation necessarily incidental thereto, by Devlin Jensen shall be at the cost of the Company.

10.10 Applicable law. The situs of this Agreement is Vancouver, British Columbia, and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with the laws and courts prevailing in the Province of British Columbia.

10.11 Severability and construction. Each Article, section, paragraph, term aid provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation in a final unappealable ruling issued by any court, agency or tribunal with valid jurisdiction in a proceeding to which any Party hereto is a party, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the Parties and continue to be given full force and effect as of the date upon which the ruling becomes final).

10.12 Captions. The captions, section numbers and Article numbers appearing in this Agreement are inserted for convenience of reference only and shall in no way define, limit, construe or describe the scope or intent of this Agreement nor in any way affect this Agreement.

10.13 Counterparts. This Agreement may be signed by the Parties hereto in as many counterparts as may be necessary, and via facsimile if necessary, each of which so signed being deemed to be an original and such counterparts together constituting one and the same instrument and, notwithstanding the date of execution, being deemed to bear the execution date as set forth on the front page of this Agreement.

            -Amended Service Agreement-Allan Lindsay and Associates-

                        -Genemax Pharmaceuticals, Inc.-

10.14 No partnership or agency. The Parties have not created a partnership and nothing contained in this Agreement shall in any manner whatsoever constitute any Party the partner, agent or legal representative of the other Party, nor create any fiduciary relationship between there for any purpose whatsoever.

10.15 Consents and waivers. No consent or waiver expressed or implied by either Party in respect of any breach or default by the other in the performance by such other of its obligations hereunder shall:

     (a) be valid unless it is in writing and stated to be a consent or waiver pursuant to this section;

     (b) be relied upon as a consent to or waiver of any other breach or default of the same or any other obligation;

     (c)  constitute a general waiver under this Agreement; or

     (d) eliminate or modify the need for a specific consent or waiver pursuant to this section in any other or subsequent instance.

     IN WITNESS WHEREOF the Parties hereto have hereunto set their respective hands and seals as at the Effective Date as hereinabove determined.


The COMMON SEAL of                         )
GENEMAX PHARMACEUTICALS INC.,              )
-----------------------------              )
the Company herein,                        )
was hereunto affixed in the presence of    )          (C/S)
/s/  ??????????????????                    )
-------------------------------------------)
Authorized Signatory                       )




The COMMON SEAL of                         )
ALAN LINDSAY AND ASSOCIATES LTD.,          )
-----------------------------              )
the Consultant herein,                     )
was hereunto affixed in the presence of    )          (C/S)
/s/  ??????????????????                    )
-------------------------------------------)
Authorized Signatory                       )



            -Amended Service Agreement-Allan Lindsay and Associates-

                        -Genemax Pharmaceuticals, Inc.-